JPMORGAN GLOBAL STRATEGIC INCOME FUND
Section 10f-3 Transactions



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/25/05	Del Monte Corp.


Shares			Price		Amount
5,000      		$100.00		$5,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$2.00	    N/A 	 0.00%	          0.00%

Broker
Morgan Stanley and Co.

Underwriters of Del Monte Corp.

Underwriters*          	                  Principal Amount
Total                                       $250,000,000

*Underwriters and principal amounts were not available at the time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/28/05  	Novelis, Inc.

Shares            Price         Amount
20,000  	  $100.00	$20,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.00        N/A 	 0.00%	            0.00%

Broker
Citigroup Global Markets

Underwriters of Novelis, Inc.

Underwriters*          	                  Principal Amount
Total                                       $1,400,000,000

*Underwriters and principal amounts were not available at the time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/05  	Radio One, Inc.


Shares            Price         Amount
10,000            $100.00 	$10,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.00        N/A 	 0.01%	            0.01%

Broker
First Boston Brokerage Corp.

Underwriters of Radio One, Inc.

Underwriters*          	                  Principal Amount
Total                                       $200,000,000

*Underwriters and principal amounts were not available at the time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/05  	Select Medical Corp.

Shares            Price         Amount
20,000            $100.00	$20,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.50        N/A 	 0.00%	            0.01%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Select Medical Corp.


Underwriters*          	                  Principal Amount
Total                                       $660,000,000

*Underwriters and principal amounts were not available at the time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/24/05  	Meritage Home Corp.

Shares            Price         Amount
20,000  	  $99.50	$19,900

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.00        N/A 	 0.01%	            0.01%

Broker
SBC Warburg, Inc. New York

Underwriters of Meritage Home Corp.


Underwriters*          	                  Principal Amount
Total                                       $350,000,000

*Underwriters and principal amounts were not available at the time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/24/05  	Anixter, Inc.

Shares            Price         Amount
15,000  	  $99.78	$14,967

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.85        N/A 	 0.01%	            0.02%

Broker
Wachovia Securities LLC

Underwriters of Anixter, Inc.


Underwriters          	                      Principal Amount
Banc of America Securities LLC			  $94,000,000
Wachovia Capital Markets, LLC			   54,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.        16,000,000
J.P. Morgan Securities, Inc.                       12,000,000
Scotia Capital (USA), Inc.                         12,000,000
Wells Fargo Securities, LLC                        12,000,000
                                                 -------------
Total                                             $200,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/24/05  	Anixter, Inc.

Shares            Price         Amount
15,000  	  $99.78	$14,967

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.85        N/A 	 0.01%	            0.02%

Broker
BA Securities, Inc.

Underwriters of Anixter, Inc.


Underwriters          	                      Principal Amount
Banc of America Securities LLC			  $94,000,000
Wachovia Capital Markets, LLC			   54,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.        16,000,000
J.P. Morgan Securities, Inc.                       12,000,000
Scotia Capital (USA), Inc.                         12,000,000
Wells Fargo Securities, LLC                        12,000,000
                                                 -------------
Total                                             $200,000,000